                                                                   Exhibit 10.18

                                      AFTER RECORDING, RETURN TO:
                                      Steven K.  Bender, Esquire
                                      Long Aldridge & Norman LLP
                                      Suite 5300
                                      303 Peachtree Street
                                      Atlanta, Georgia 30308



                  PERPETUAL RIGHT-OF-WAY AND EASEMENT AGREEMENT


         FOR AND IN CONSIDERATION OF THE SUM OF TEN DOLLARS in hand paid and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, TENASKA GEORGIA PARTNERS, L.P., a Delaware limited partnership ("Grantor"), whose address is 1044 North 115th Street, Omaha, Nebraska 68154-4446, has irrevocably granted, bargained, sold, and conveyed, and by these presents does hereby grant, bargain, sell, and convey unto TENASKA, INC., a Delaware Corporation, its successors, successors-in-title and assigns ("Grantee") whose address is 1044 North 115th Street, Omaha, Nebraska 68154-4446, the perpetual and nonexclusive right and easement on, under, over and through the real property more specifically described in EXHIBIT "A" attached hereto and incorporated herein by reference (the "Property") for purposes of (i) surveying, clearing, excavating, laying, constructing, testing, operating, inspecting, maintaining, protecting, repairing, replacing, removing and altering one or more pipelines together with all necessary and appropriate appurtenances, machinery, apparatus, equipment, fixtures, improvements and facilities related thereto (hereinafter collectively referred to as the "pipeline") which are capable of transporting natural gas on, under, over and through the Property; (ii) transporting natural gas through such pipeline; (iii) installing and maintaining signs on the Property identifying the area where the pipeline is installed as the location of an underground pipeline; (iv) cutting, clearing, removing and disposing of, from time to time, all trees, shrubs, and other vegetation on the Property, and to remove and dispose of all obstructions, as Grantee may deem necessary for the safe operation and maintenance of the pipeline; (v) for as long as such pipeline and related structures are being used for such purposes, the right of ingress and egress through the Property at convenient points for the carrying out of all such purposes; and (vi) such other rights as may be necessary or convenient for the enjoyment of the privileges provided by this Perpetual Right-of-Way and Easement Agreement (the "Easement Agreement").

         Grantor covenants to use the Property for purposes compatible with such rights as granted to Grantee in or permitted by this Easement Agreement and shall not construct or permit any buildings, structures, fences, trees, hedges or other obstructions to be erected or placed upon the Property, or to change the grade of the Property, or create or permit any condition whereby standing water would accumulate on the Property, nor to otherwise interfere in or to knowingly permit any other person to interfere with Grantee's use and enjoyment of rights granted under this Easement Agreement; provided, however, that Grantee understands, acknowledges and agrees that Grantor will install one or more of Grantor's own pipelines on, under, over and through the Property, together with all necessary and appropriate appurtenances, machinery, apparatus, equipment, fixtures, improvements and facilities related thereto, and nothing contained in this Easement Agreement shall prevent, restrict, interfere, hinder or delay Grantor from laying, constructing, testing, operating, inspecting, maintaining, protecting, repairing, replacing, removing and/or altering Grantor's own pipeline or pipelines.

         Grantee shall repair or replace in a good and workmanlike manner all fences and drain systems disturbed or cut during the construction, maintenance or operation of the pipeline laid hereunder; and, if not replaced, Grantee agrees to pay or cause to be paid to the Grantor and the Grantor's tenants, if any, of the Property at the time of the completion of the construction heretofore, according to the respective interests, the reasonable value of any damages to crops, livestock, timber and improvements that are sustained by reason of Grantee exercising the right herein granted. Grantee shall not materially interfere with the use of said premises for normal farming operations as employed at the time of construction of such pipeline, except in the exercise of the rights permitted hereunder. Grantee hereby authorizes Grantor the right to access the described Property for ingress and egress purposes in compliance with the standards described in this Easement Agreement. Grantee shall upon completion of the laying of Grantee's pipeline, as soon as reasonably possible, fully restore and level the surface of the Property to substantially the same condition existing prior to construction of the pipeline.

         Grantee for itself, and its successors, successors-in-title, grantees and assigns, hereby agrees to indemnify, defend and hold harmless Grantor, and its successors, successors-in-title, grantees and assigns, from any and all claims, demands, liabilities, losses, liens, suits, civil actions, judgements, costs, expenses (including reasonable attorneys' fees) and damages, of any kind or nature, (hereinafter collectively referred to as a "Claim") suffered or incurred by Grantor in connection with Grantee, its successors, successors-in-title, grantees or assigns, or any of their respective agents, employees, servants, contractors, subcontractors, tenants, subtenants, licensees, invitees, lenders or other parties holding a collateral interest in the Power Plant Property (as hereinafter defined), using the Property or A-1 Temporary Easement Area, or making use of any of the easements, rights, privileges granted hereunder, except to the extent any Claim was caused by the negligence or willful misconduct of Grantor, its successors, successors-in-title, grantees or assigns, or any of their respective agents, employees, servants, contractors, subcontractors, tenants, subtenants, licensees, invitees, lenders or parties holding a collateral interest in the Property.

         Grantor for itself, and its successors, successors-in-title, grantees and assigns, hereby agrees to indemnify, defend and hold harmless Grantee, and its successors, successors-in-title, grantees and assigns, from any and all Claims suffered or incurred by Grantee in connection with Grantor, its successors, successors-in-title, grantees or assigns, or any of their respective agents, employees, servants, contractors, subcontractors, tenants, subtenants, licensees, invitees, lenders or other parties holding a collateral interest in the Grantor Property, using the Property in violation of this Agreement, except to the extent any Claim was caused by the negligence or willful misconduct of Grantee, its successors, successors-in-title, grantees or assigns, or any of their respective agents, employees, servants, contractors, subcontractors, tenants, subtenants, licensees, invitees, lenders or parties holding a collateral interest in the Power Plant Property.

         The rights and obligations hereunder shall be assignable by Grantee, and subsequent assigns of Grantee, without the prior written consent of Grantor. If any assignee of this Easement Agreement or any rights hereunder assumes in writing all obligations of the Grantee hereunder accruing or arising from and after the effective date of such assignment and the Grantor gives its written consent to the release of the assigning Grantee from the obligations and liabilities hereunder, such consent of Grantor not to be unreasonably withheld, conditioned or delayed, the assigning Grantee shall be released from all obligations and liabilities for matters accruing or arising from and after the effective date of such assignment. The easements set forth in this Easement Agreement shall be for the use, benefit and enjoyment of Grantee, its designated successors, successors-in-title (including, without limitation The Development Authority of Heard County ["DAHC"] as successor-in-title to the property of Grantee identified and described in EXHIBIT "B" attached hereto and made a part hereof [hereinafter referred to as the "Power Plant Property"]), grantees and assigns, and their respective agents, employees, servants, tenants (including, without limitation, Tenaska, Inc. as a tenant leasing the Power Plant Property from DAHC), subtenants, licensees, permitees, invitees, contractors, subcontractors, lenders and any other party holding a collateral interest in the Power Plant Property. This Agreement and the easements, rights, and privileges created hereby shall be binding upon and inure to the benefit of Grantee and Grantor and their respective designated (to the extent necessary under the last two sentences of this paragraph) successors, successors-in-title (including, without limitation the DAHC as successor-in-title to the Power Plant Property), grantees, assignees, and their respective tenants (including, without limitation, Tenaska, Inc. as a tenant leasing the Power Plant Property from
DAHC), subtenants, licensees, permitees, lenders and any other party holding a collateral interest in the Power Plant Property. All of the easements, rights and privileges, set forth herein shall touch, concern, burden and run with the title to the Property, as the servient tenement, and shall be appurtenant to, touch, concern and run with the title to any lands now or hereafter owned by Grantee, its designated successors, successors-in-title (including, without limitation the DAHC as successor-in-title to the Power Plant Property), grantees and assigns, in Land Lots 206, 207, 236 and/or 237 of the 3rd Land District, Heard County, Georgia, including, without limitation, the Power Plant Property, collectively the dominant tenement. Any conveyance of said dominant tenement, or any part thereof, to any lender or any other party holding a collateral interest in the Power Plant Property (whether by foreclosure, deed in lieu of foreclosure or otherwise) shall also convey the rights, privileges, duties and obligations contained in this Easement Agreement, regardless of whether or not specific mention is made of this Agreement and regardless of whether or not a specific conveyance is made of, or subject to, the easements, rights, privileges, duties and obligations contained herein. Any conveyance of said dominant tenement, or any part thereof, to any person or entity, other than a lender or a party holding a collateral interest in the Power Plant Property, shall only convey the rights, privileges, duties and obligations contained in this Easement Agreement if specific mention is made of this Easement Agreement or if a specific conveyance is made of, or subject to, the easements, rights, privileges, duties and obligations contained herein.

         TO HAVE AND TO HOLD the rights, privileges and easements described above unto Grantee, its successors, successors-in-title and assigns, subject to all matters of record in the Heard County, Georgia records.

         The interpretation, construction and performance of this agreement shall be governed by the laws of the State of Georgia. Grantor will forever warrant and defend title thereto against the lawful claims of all persons whomsoever claiming by, through or under Grantor.

         IN WITNESS WHEREOF, this instrument is executed under seal on this ____ day of November, 1999.

                                          GRANTOR:
Signed, sealed and delivered in the
the presence of:                          TENASKA GEORGIA PARTNERS, L.P., a
                                          Delaware limited partnership

/S/
---------------------                     By: Tenaska Georgia, Inc., a Delaware
Unofficial Witness                             corporation, its General Partner

 /S/
   -----------------
Notary Public                              By:/S/               (SEAL)
My Commission Expires:                            ------------------------
                      ------------         Print Name: Michael F.Lawler


[NOTARY SEAL]                               Title: Vice President of Finance &
                                                  Treasurer



                                              [CORPORATE SEAL]








                       [SIGNATURES CONTINUED ON NEXT PAGE]

                                    GRANTEE:
Signed, sealed and delivered in the
the presence of:                          TENASKA, INC., a Delaware corporation

/S/ _______________
Unofficial Witness
                                          By:/S/                    (SEAL)
                                             ----------------------------
                                          Print Name: Paul G.Smith

/S/________________
Notary Public                             Title:  Vice President


My Commission Expires:
                                                           [CORPORATE SEAL]
[NOTARY SEAL]

                                   EXHIBIT "A"

                         L E G A L   D E S C R I P T I O N

EASEMENT AREA 15

         ALL THAT TRACT OR PARCEL OF LAND SITUATE, LYING AND BEING IN LAND LOT 236 & 237 OF THE THIRD LAND DISTRICT OF HEARD COUNTY GEORGIA, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

         COMMENCING AT THE INTERSECTION OF THE WESTERLY RIGHT OF WAY LINE OF JOE STEPHENS ROAD (80 FOOT WIDTH) WITH THE SOUTHERLY RIGHT OF WAY LINE OF GEORGE BROWN ROAD (PRESCRIPTIVE RIGHT OF WAY 40 FEET, MORE OR LESS, IN WIDTH), SAID POINT BEING THE POINT OF REFERENCE; THENCE ALONG THE SOUTHERLY MARGIN OF GEORGE BROWN ROAD SOUTH 74 DEGREES 00 MINUTES 18 SECONDS WEST FOR A DISTANCE OF 877.40 FEET TO A METAL FENCE POST FLUSH WITH THE GROUND;

         THENCE South 01 degrees 19 minutes 00 seconds West for a distance of
902.40 feet to a STEEL FENCE POST;

         THENCE South 01 degrees 36 minutes 50 seconds East for a distance of
321.00 feet to a 1" PIPE;

         THENCE South 00 degrees 28 minutes 16 seconds West for a distance of
802.62 feet to an 1" PIPE;

         THENCE North 62 degrees 10 minutes 44 seconds West for a Distance of
297.46 feet to a point;

         THENCE South 85 degrees 02 minutes 54 seconds West for a Distance of
52.56 feet to a point;

         THENCE South 86 degrees 08 minutes 41 seconds West for a Distance of
150.03 feet to a point, said point being the POINT OF BEGINNING FOR THE HEREIN DESCRIBED PARCEL OF LAND.

         THENCE North 68 degrees 34 minutes 04 seconds West for a distance of
190.84 feet to a point;

         THENCE North 72 degrees 01 minutes 44 seconds West for a distance of
163.03 feet to a point;

         THENCE South 19 degrees 13 minutes 55 seconds West for a distance of
99.70 feet to a point on the northerly limits of the wetlands of Hilly Mill
Creek;

         THENCE South 19 degrees 13 minutes 55 seconds West for a distance of
204.82 feet to a point in the centerline of Hilly Mill Creek;

         THENCE South 19 degrees 13 minutes 55 seconds West for a distance of
673.51 feet to a point on the southerly limits of the wetlands of Hilly Mill Creek;

         THENCE South 19 degrees 13 minutes 55 seconds West for a distance of
142.77 feet to a point;

         THENCE North 53 degrees 03 minutes 38 seconds West for a distance of
18.78 feet to a point;

         THENCE North 44 degrees 18 minutes 22 seconds West for a distance of
63.80 feet to a point;

         THENCE North 19 degrees 13 minutes 55 seconds East for a distance of
127.77 feet to a point on the southerly limits of the wetlands of Hilly Mill Creek;

         THENCE North 19 degrees 13 minutes 55 seconds East for a distance of
726.13 feet to a point in the centerline of Hilly Mill Creek;

         THENCE North 19 degrees 13 minutes 55 seconds East for a distance of
142.74 feet to a point on the northerly limits of the wetlands of Hilly Mill Creek;

         THENCE North 19 degrees 13 minutes 55 seconds East for a distance of
88.38 feet to a point;

         THENCE North 19 degrees 13 minutes 55 seconds East for a distance of
75.02 feet to a point;

         THENCE South 72 degrees 01 minutes 44 seconds East for a distance of
238.66 feet to a point;

         THENCE South 68 degrees 34 minutes 04 seconds East for a distance of
155.80 feet to a point;

         THENCE South 05 degrees 00 minutes 38 seconds East for a distance of
83.76 feet to a point, said point being the POINT OF BEGINNING.

         Said property contains 2.62 acres, and is that same tract or parcel of land shown as Easement Area 15 on that certain ALTA/ACSM Title Survey, entitled Heard County Power Generation Site for Tenaska, Inc., Tenaska Georgia, Inc., Tenaska Georgia I, LP, Tenaska Georgia Partners, LP, Fidelity National Title Insurance Company of New York, Stewart Title Guaranty Company, Heard County Development Authority & The Chase Manhattan Bank as Trustee and Collateral Agent, prepared by Donaldson, Garrett & Associate, Inc., bearing the seal and certification of James W. Newberry, Jr. Registered Land Surveyor No. 2558, dated March 19, 1999, last revised November 4, 1999.



                   [LEGAL DESCRIPTION CONTINUED ON NEXT PAGE]

TRACT G

       ALL THAT TRACT OR PARCEL OF LAND SITUATE, LYING AND BEING IN LAND LOT 236 OF THE THIRD LAND DISTRICT OF HEARD COUNTY GEORGIA, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

       COMMENCING AT THE INTERSECTION OF THE WESTERLY RIGHT OF WAY LINE OF JOE STEPHENS ROAD (80 FOOT WIDTH) WITH THE SOUTHERLY RIGHT OF WAY LINE OF GEORGE BROWN ROAD (PRESCRIPTIVE RIGHT OF WAY 40 FEET, MORE OR LESS, IN WIDTH), SAID POINT BEING THE POINT OF REFERENCE; THENCE ALONG THE SOUTHERLY MARGIN OF GEORGE BROWN ROAD SOUTH 74 DEGREES 00 MINUTES 18 SECONDS WEST FOR A DISTANCE OF 877.40 FEET TO A METAL FENCE POST FLUSH WITH THE GROUND;

       THENCE South 01 degrees 19 minutes 00 seconds West for a distance of
902.40 feet to a STEEL FENCE POST;

       THENCE South 01 degrees 36 minutes 50 seconds East for a distance of
321.00 feet to a 1" PIPE;

       THENCE South 00 degrees 28 minutes 16 seconds West for a distance of
802.62 feet to a 1" PIPE;

         THENCE South 00 degrees 43 minutes 57 seconds West for a distance of
291.17 feet to a POINT IN THE CENTERLINE OF HILLY MILL CREEK;

       THENCE South 01 degrees 18 minutes 40 seconds West for a distance of
32.38 feet to a point;

       THENCE South 02 degrees 18 minutes 34 seconds West for a distance of
978.06 feet to a point on the Southerly limits of the Wetlands of Hilly Mill Creek;

       THENCE South 02 degrees 18 minutes 34 seconds West for a distance of
84.64 feet to a 3/4 inch pipe;

       THENCE South 01 degrees 21 minutes 15 seconds West for a distance of
12.03 feet;

       THENCE South 01 degrees 21 minutes 15 seconds West for a distance of
140.19 feet to a Painted Rock;

       THENCE North 88 degrees 57 minutes 38 Seconds West for a distance of 1520.84 feet to a point, said point being the POINT OF BEGINNING for the herein described parcel of land.
       THENCE North 88 degrees 57 minutes 38 seconds West for a distance of
177.75 feet to point;

       THENCE North 03 degrees 30 minutes 04 seconds West for a distance of
82.45 feet to a point;

       THENCE North 45 degrees 03 minutes 01 seconds East for a distance of
639.20 feet to a point;

       THENCE North 19 degrees 13 minutes 55 seconds East for a distance of
52.57 feet to a point;

       THENCE North 70 degrees 46 minutes 05 seconds West for a distance of
175.00 feet to a point;

       THENCE North 19 degrees 13 minutes 55 seconds East for a distance of
150.00 feet to a point;

       THENCE South 70 degrees 46 minutes 05 seconds East for a distance of
175.00 feet to a point;

       THENCE North 19 degrees 13 minutes 55 seconds East for a distance of
25.93 feet to a point;

       THENCE South 44 degrees 18 minutes 22 seconds East for a distance of
63.80 feet to a point;

       THENCE South 53 degrees 03 minutes 38 seconds East for a distance of
18.78 feet to a point;

       THENCE South 19 degrees 13 minutes 55 seconds West for a distance of
211.55 feet to a point;

       THENCE South 45 degrees 03 minutes 01 seconds West for a distance of
11.80 feet to a point;

       THENCE along a curve to the right having a radius of 3600.00 feet, a central angle of 09 degrees 21 minutes 08 seconds, an Arc length of 587.61 feet, and subtended by a chord bearing South 33 degrees 47 minutes 14 seconds West for a distance of 586.96 feet to the POINT OF BEGINNING.

         Said property contains 3.16 acres more or less and is that same tract or parcel of land shown as Tract G on that certain ALTA/ACSM Title Survey, entitled Heard County Power Generation Site for Tenaska, Inc., Tenaska Georgia, Inc., Tenaska Georgia I, LP, Tenaska Georgia Partners, LP, Fidelity National Title Insurance Company of New York, Stewart Title Guaranty Company, Heard County Development Authority & The Chase Manhattan Bank as Trustee and Collateral Agent, prepared by Donaldson, Garrett & Associate, Inc., bearing the seal and certification of James W. Newberry, Jr. Registered Land Surveyor No. 2558, dated March 19, 1999, last revised November 4, 1999.

                                   EXHIBIT "B"

                         L E G A L   D E S C R I P T I O N


TRACT A-2

     ALL THAT TRACT OR PARCEL OF LAND SITUATE, LYING AND BEING IN LAND LOTS 236 & 237 OF THE THIRD LAND DISTRICT OF HEARD COUNTY GEORGIA, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

         COMMENCING AT THE INTERSECTION OF THE WESTERLY RIGHT OF WAY LINE OF JOE STEPHENS ROAD (80 FOOT WIDTH) WITH THE SOUTHERLY RIGHT OF WAY LINE OF GEORGE BROWN ROAD (PRESCRIPTIVE RIGHT OF WAY 40 FEET, MORE OR LESS, IN WIDTH), SAID POINT BEING THE POINT OF REFERENCE; THENCE ALONG THE SOUTHERLY MARGIN OF GEORGE BROWN ROAD SOUTH 74 DEGREES 00 MINUTES 18 SECONDS WEST FOR A DISTANCE OF 877.40 FEET TO A METAL FENCE POST FLUSH WITH THE GROUND, SAID POINT BEING THE POINT OF BEGINNING FOR THE HEREIN DESCRIBED PARCEL OF LAND.

         THENCE South 01 degrees 19 minutes 00 seconds West for a distance of
902.40 feet to a STEEL FENCE POST;

         THENCE South 01 degrees 36 minutes 50 seconds East for a distance of
321.00 feet to a 1" PIPE;

         THENCE South 00 degrees 28 minutes 16 seconds West for a distance of
802.62 feet to an 1" PIPE;

         THENCE South 00 degrees 43 minutes 57 seconds West for a distance of
291.17 feet to an POINT IN THE CENTERLINE OF HILLY MILL CREEK;

         THENCE along the centerline of Hilly Mill Creek to the Northwest, more or less, North 60 degrees 42 minutes 09 seconds West for a distance of 97.17 feet to a POINT IN THE CENTERLINE OF THE CREEK;

         THENCE South 21 degrees 03 minutes 44 seconds West for a distance of
136.80 feet to a POINT IN THE CENTERLINE OF THE CREEK;

         THENCE North 73 degrees 18 minutes 03 seconds West for a distance of
223.86 feet to a POINT AT THE CENTERLINE OF A GEORGIA POWER COMPANY TRANSMISSION LINE RIGHT OF WAY (150 FOOT WIDTH);

         THENCE North 73 degrees 18 minutes 03 seconds West for a distance of
36.90 feet to a POINT IN THE CENTERLINE OF THE CREEK;

         THENCE North 46 degrees 21 minutes 20 seconds West for a distance of
61.64 feet to a POINT ON THE WESTERLY LIMIT OF A GEORGIA POWER COMPANY TRANSMISSION LINE RIGHT OF WAY (150 FOOT WIDTH);

         THENCE along said westerly limit of a Georgia Power Company Right of Way North 05 degrees 00 minutes 38 seconds West for a distance of 210.06 feet to a 2 INCH REBAR SET AT THE NORTHERLY LIMITS OF THE WETLANDS OF HILLY MILL CREEK;

         THENCE along said westerly limit of a Georgia Power Company Right of Way North 05 degrees 00 minutes 38 seconds West for a distance of 1963.86 feet to a 2 INCH REBAR SET;

         THENCE South 88 degrees 37 minutes 10 seconds East for a distance of
252.91 feet to a 12 INCH WOOD POST;

         THENCE North 72 degrees 48 minutes 00 seconds East for a distance of
405.46 feet to the POINT OF BEGINNING.

     Said property contains 27.41 acres, more or less, and is that same tract or parcel of land shown as Tract A2 on that certain ALTA/ACSM Title Survey, entitled Heard County Power Generation Site for Tenaska, Inc., Tenaska Georgia, Inc., Tenaska Georgia I, LP, Tenaska Georgia Partners, LP, Fidelity National Title Insurance Company of New York, Stewart Title Guaranty Company, Heard County Development Authority & The Chase Manhattan Bank as Trustee and Collateral Agent, prepared by Donaldson, Garrett & Associate, Inc., bearing the seal and certification of James W. Newberry, Jr. Registered Land Surveyor No. 2558, dated March 19, 1999, last revised November 4, 1999.


TRACT E-2

         ALL THAT TRACT OR PARCEL OF LAND SITUATE, LYING AND BEING IN LAND LOT 237 OF THE THIRD LAND DISTRICT OF HEARD COUNTY GEORGIA, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

         COMMENCING AT THE INTERSECTION OF THE WESTERLY RIGHT OF WAY LINE OF JOE STEPHENS ROAD (80 FOOT WIDTH) WITH THE SOUTHERLY RIGHT OF WAY LINE OF GEORGE BROWN ROAD (PRESCRIPTIVE RIGHT OF WAY 40 FEET, MORE OR LESS, IN WIDTH), SAID POINT BEING THE POINT OF REFERENCE; THENCE ALONG THE SOUTHERLY MARGIN OF GEORGE BROWN ROAD SOUTH 74 DEGREES 00 MINUTES 18 SECONDS WEST FOR A DISTANCE OF 877.40 FEET TO A METAL FENCE POST FLUSH WITH THE GROUND, SAID POINT BEING THE POINT OF BEGINNING FOR THE HEREIN DESCRIBED PARCEL OF LAND.

         THENCE South 72 degrees 48 minutes 00 seconds East for a distance of
405.46 feet to a point;

         THENCE North 88 degrees 37 minutes 10 seconds West for a distance of
252.91 feet to a 1/2 inch rebar set on the westerly line of a Georgia Power Company Easement (150 foot width);

         THENCE North 05 degrees 00 minutes 38 seconds West for a distance of
456.22 feet to a point on said westerly line of a Georgia Power Company Easement and on the southerly right of way line of George Brown Road;

         THENCE along said right of way line in an easterly direction, along a curve to the right having a radius of 668.28 feet and an arc length of 237.56 feet and being subtended by a chord bearing South 71 degrees 01 minutes 39 seconds East for a distance of 236.31 feet to a point;

         THENCE South 60 degrees 47 minutes 40 seconds East for a distance of
454.84 feet to a point;

         THENCE along a curve to the left having a radius of 199.33 feet and an arc length of 64.11 feet and being subtended by a chord bearing South 70 degrees 00 minutes 28 seconds East for a distance of 63.83 feet to a 1/2 inch rebar set;

         THENCE South 01 degrees 19 minutes 00 seconds West for a distance of
20.09 feet to the POINT OF BEGINNING.

         Said property contains 4.13 acres, more or less, and is that same tract or parcel of land shown as Tract E2 on that certain ALTA/ACSM Title Survey, entitled Heard County Power Generation Site for Tenaska, Inc., Tenaska Georgia, Inc., Tenaska Georgia I, LP, Tenaska Georgia Partners, LP, Fidelity National Title Insurance Company of New York, Stewart Title Guaranty Company, Heard County Development Authority & The Chase Manhattan Bank as Trustee and Collateral Agent, prepared by Donaldson, Garrett & Associate, Inc., bearing the seal and certification of James W. Newberry, Jr. Registered Land Surveyor No. 2558, dated March 19, 1999, last revised November 4, 1999, more or less.


LESS AND EXCEPT:

     ALL THAT TRACT OR PARCEL OF LAND SITUATE, LYING AND BEING IN
LAND LOT 237 OF THE THIRD LAND DISTRICT OF HEARD COUNTY GEORGIA,
DEEDED FROM TENASKA, INC., A DELAWARE CORPORATION, AND TENASKA GEORGIA, INC., A DELAWARE CORPORATION, AS GRANTORS, TO HEARD COUNTY, AS GRANTEE, PURSUANT TO THAT CERTAIN RURAL POST ROADS RIGHT OF WAY DEED DATED NOVEMBER 10, 1999, FILED FOR RECORD NOVEMBER 10, 1999 AT 4:08 P.M., RECORDED IN DEED BOOK 201, PAGE
628, HEARD COUNTY, GEORGIA RECORDS.